                                                                    EXHIBIT 10.9

                   AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                   -----------------------------------------

     This AMENDED AND RESTATED EMPLOYMENT AGREEMENT, dated as of August 18, 1999, is by and between eMachines, Inc., a Delaware corporation (the "Company") with its principal executive offices located at 14350 Myford Road, Suite 100, Irvine, California 93606-1002, and Stephen A. Dukker (the "Executive").

     WHEREAS, the Company and the Executive entered into an Employment Agreement dated as of June 14, 1998 (the "Old Employment Agreement");

     WHEREAS, the Company and the Executive desire to amend and restate the Old Employment Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recital and the respective covenants and agreements of the parties contained in this document, the Company and the Executive agree as follows:

     1.   Employment and Duties.  During the Employment Period (as defined in
          ---------------------
paragraph 2 below), the Executive will serve as President and Chief Executive Officer of the Company. The duties and responsibilities of the Executive shall include the duties and responsibilities for the Executive's corporate offices and positions as set forth in the Company's bylaws from time to time in effect and such other duties and responsibilities as the board of directors of the Company (the "Board of Directors") may from time to time reasonably assign to the Executive, in all cases to be consistent with the Executive's corporate offices and positions. The Executive shall perform faithfully the executive duties assigned to him to the best of his ability.

     2.   Employment Period.
          -----------------

          (a)  Basic Rule. The employment period commenced on September 18, 1998
               ----------
(the "Commencement Date") and shall continue thereafter for three (3) years (the "Employment Period"), unless sooner terminated pursuant to the provisions of this Agreement.

          (b) Early Termination. The Company may terminate the Executive's
              -----------------
employment prior to the end of the Employment Period by giving the Executive 30 days' advance notice in writing. If the Company terminates the Executive's employment prior to the end of the Employment Period for any reason other than Cause, as defined below, or if the Executive terminates his employment for Good Reason, as defined below, the provisions of paragraphs 11(a)(I), 11(b) and 11(c) shall apply. The Executive may terminate his employment prior to the end of the Employment Period by giving the Company 30 days advance written notice. If the Executive terminates his employment prior to the end of the Employment Period other than for Good Reason, the provisions of paragraph 11(a)(ii) shall apply. Upon termination of the Executive's employment with the Company, the Executive's rights under any applicable benefit plans shall be determined under the provisions of those plans. Any waiver of notice shall be valid only if it is made in writing and expressly refers to the applicable notice requirement of this subparagraph 2(b).

          (c)  Death. The Executive's employment shall terminate in the event of
               -----
his death. The Company shall have no obligation to pay or provide any compensation or benefits under this Agreement on account of the Executive's death, or for periods following the Executive's death; provided however that the Company's obligations under paragraphs 11(a)(I), 11(b) and 11(c) shall not be interrupted as a result of the Executive's death, and the Executive's estate or its representative(s) shall be entitled to exercise all the rights of the Executive under such Sections. The Executive's rights (and the rights of his estate) under the benefit plans of the Company in the event of the Executive's death shall be determined under the provisions of those plans.

          (d) Cause. The Company may terminate the Executive's employment for
              -----
cause by giving the Executive 30 days' advance notice in writing. For all purposes under this Agreement, "Cause" shall mean a willful act by the Executive which constitutes gross misconduct and which is injurious to the Company. No act, or failure to act, by the Executive shall be considered "willful" unless committed without good faith without a reasonable belief that the act or omission was in the Company's best interest. No compensation or benefits will be paid or provided to the Executive under this Agreement on account of a termination for Cause for periods following the date when such a termination of employment is effective. The Executive's rights under the benefit plans of the Company in the event of a termination for Cause shall be determined under the provisions of those plans.

          (e) Disability. The Company may terminate the Executive's employment
              ----------
for Disability by giving the Executive 30 days advance notice in writing. For all purposes under this Agreement, "Disability" shall mean that the Executive, at the time notice is given, has been unable to substantially perform his duties under this Agreement for a period of not less than six (6) consecutive months as the result of his incapacity due to physical or mental illness. In the event that the Executive resumes the performance of substantially all of his duties hereunder before the termination of his employment under this subparagraph (e) becomes effective, the notice of termination shall automatically be deemed to have been revoked. No compensation or benefits will be paid or provided to the Executive under this Agreement on account of termination for Disability for periods following the date when such a termination of employment is effective; provided however that the Company's obligations under paragraphs 11(a)(I), 11(b) and 11(c) shall not be interrupted as a result of the Executive's Disability, and the Executive or his guardian(s) or other representative(s) shall be entitled to exercise all the rights of the Executive under such Sections. The Executive's rights under the benefit plans of the Company in the event of his Disability shall be determined under the provisions of those plans.

          (f)  Good Reason. Employment with the Company may be regarded as
               -----------
having been constructively terminated by the Company, and the Executive may therefore terminate his employment for Good Reason and thereupon become entitled to the benefits of paragraphs 11(a)(i) and 11(b) below, if, before the end of the Employment Period, one or more of the following events shall occur:

               (i) without the Executive's express written consent, the assignment to the Executive of any duties or the reduction of the Executive's duties, either of which results in a significant diminution in the Executive's position or responsibilities with the Company in effect immediately prior to such assignment, or the removal of the Executive from such position and responsibilities;

               (ii) without the Executive's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Executive immediately prior to such reduction;

               (iii) a material reduction by the Company in the Base Salary of the Executive as in effect immediately prior to such reduction;

               (iv) a material reduction by the Company in the kind or level of employee benefits to which the Executive is entitled immediately prior to such reduction with the result that the Executive's overall benefits package is significantly reduced;

               (v) the relocation of the Executive to a facility or a location more than 50 miles from the Executive's then present location or from the Company's principal executive offices, without the Executive's express written consent;

               (vi) any purported termination of the Executive's employment by the Company which is not effected for death, Disability or for Cause, or any purported termination for which the grounds relied upon are not valid;

               (vii) the failure of the Company to obtain the assumption of this Agreement by any successor; or

               (viii) any material breach by the Company of any material provision of this Agreement.

     3.   Place of Employment. The Executive's services shall be performed at
          -------------------
the Company's principal executive offices in Irvine, California. In the event that the Executive chooses to maintain his principal residence in San Francisco, California, the Company shall reimburse the Executive for expenses incurred by travel to and from Irvine, California and by intermittent living expenses (including rent or equivalent hotel costs) in connection with the performance of his duties hereunder.

     4.   Base Salary. For all services to be rendered by the Executive pursuant
          -----------
to this Agreement, the Company agrees to pay the Executive during the Employment Period a base salary (the "Base Salary") at an annual rate of not less than $300,000. The Base Salary shall be paid in periodic installments in accordance with the Company's regular payroll practices. The Company agrees solely for the purpose of considering possible salary increases to review the Base Salary at least annually as of November of each year (beginning in 1999) and to make such increases as the Board of Directors may approve.

     5.   Bonus. For all services rendered by the Executive pursuant to this
          -----
Agreement during the period ("Initial Bonus Period") beginning on September 18, 1998 and ending on June 30, 1999, the Executive was (or shall be if any such amount shall not have been paid before the date hereof) paid a bonus (the "Initial Bonus"). The Initial Bonus was payable on a monthly basis for each month during the Initial Bonus Period at a rate equal to the product of (a) $1.00 and (b) the number of

CPUs shipped by the Company during the preceding month. For all services to be rendered by the Executive pursuant to this Agreement during the period ("Second Bonus Period") beginning on July 1, 1999 and ending on November 30, 1999, the Company agrees to issue in favor of the Executive a fully-vested option (the "Second Bonus") to purchase 227,897 shares of common stock of the Company at the price of $1.61 per share pursuant to an option agreement in the form of Exhibit A, such option to be delivered on or prior to August 18, 1999. For all services to be rendered by the Executive pursuant to this Agreement during the Employment Period subsequent to the Second Bonus Period, the Executive shall be paid a bonus which shall be achievable, progressive, of a magnitude comparable in aggregate to the magnitude of the Initial Bonus and the Second Bonus, as adjusted to reflect the growth in the Company's sales of products (i.e. increased if such sales increase and decreased if they decrease) and based on appropriate measures of success based on Company Business Plans as adopted and modified by the Board of Directors of the Company. In addition, at all times during the Employment Period the bonus payable to the Executive will include a sum equal to the interest (the "Interest") due to the Company during each fiscal year on the promissory note issued in connection with the purchase of stock pursuant to that certain Initial Capitalization Agreement dated as of June 10, 1999.

     Any bonus payable hereunder by reference to the financial results of the Company (such as the Initial Bonus) shall be verified in accordance with the Company's normal practices and policies and shall be conclusively determined on the basis of audited financial statements. No adjustments in the amount of any such Bonus previously paid shall be made in any circumstance whatever except as a result of such audit revealing arithmetic errors in amounts paid. Such amounts shall be paid by the Executive or the Company, as then case may be, within 30 days after such statements have been finally delivered to the Board of Directors or as otherwise agreed by the Board of Directors and the Executive. Any bonus payable hereunder in equity of the Company or other securities of the Company (such as the Second Bonus) shall be treated as a negotiated and agreed amount not subject to adjustment after such amount has been established by the Board of Directors of the Company, notwithstanding any subsequent event.

     6.   Stock Options. The Executive shall be entitled to participate in any
          -------------
stock option grant programs established by the Company for the benefit of its key employees. The terms of any individual grant shall be determined pursuant to a stock option agreement or restricted stock purchase agreement between the Company and the Executive entered into at the time of grant, subject to the provisions of Section 11(c) hereof.

     7.   Expenses. The Executive shall be entitled to prompt reimbursement by
          --------
the Company for all reasonable ordinary and necessary travel (including travel and living expenses pursuant to Section 3 hereof), entertainment, and other expenses incurred by the Executive during the Employment Period (in accordance with the policies and procedures established by the Company for its senior executive officers) in the performance of his duties and responsibilities under this Agreement; provided, that the Executive shall properly account for such expenses in accordance with Company policies and procedures. The parties agree that for purposes of this paragraph, the Executive's air travel shall be coach class domestically and business class internationally.

     8.   Other Benefits. During the Employment Period, the Executive shall be
          --------------
entitled to participate in employee benefit plans or programs of the Company, if any, to the extent that his position, tenure, salary, age, health and other qualifications make him eligible to participate, subject to the rules and regulations applicable thereto.

     9.   Vacations and Holidays. The Executive shall be entitled to four (4)
          ----------------------
weeks paid vacation and Company holidays in accordance with the Company's policies in effect from time to time for its senior executive officers.

     10.  Other Activities.  The Executive shall devote substantially all of his
          ----------------
working time and efforts during the Company's normal business hours to the business and affairs of the Company and its subsidiaries and to the diligent and faithful performance of the duties and responsibilities duly assigned to him pursuant to this Agreement, except for vacations, holidays and sickness. However, the Executive may devote a reasonable amount of his time to civic, community, or charitable activities and, with the prior written approval of the Board of Directors, to serve as a director of other corporations and of other types of business or public activities not expressly mentioned in this paragraph.

     11.  Termination Benefits. In the event the Executive's employment
          --------------------
terminates prior to the end of the Employment Period, then the Executive shall be entitled to receive severance and other benefits as follows:

          (a)  Severance.
               ---------

               (i)  Involuntary Termination. If the Company terminates the
                    -----------------------
Executive's employment other than for Cause, or if the Executive terminates his employment for Good Reason, or if the Executive's employment terminates by reason of his death or Disability then, in lieu of any severance benefits to which the Executive may otherwise be entitled under any Company severance plan or program, the Executive shall be entitled to payment of his Base Salary until the end of the Employment Period or, if earlier, until a breach by the Executive of his obligations under paragraphs 12 or 13 hereof.

               (ii) Other Termination. In the event the Executive's employment
                    -----------------
terminates for any reason other than as described in paragraph 11(a)(i) above, including by reason of the Executive's resignation other than for Good Reason and the Company's termination of the Executive for Cause, then the Executive shall be entitled to receive severance and any other benefits only as may then be established under the Company's existing severance and benefit plans and policies at the time of such termination.

          (b)  Bonuses. In the event the Executive's employment is terminated as
               -------
described in paragraph 11(a)(i) above, then the Executive shall be entitled to receive continuing bonuses as described in paragraph 5 as though he had remained an employee through the end of the Employment Period. In the event the Executive's employment terminates for any other reason during the Employment Period (other than for Cause), then the Executive shall be entitled to payment of a portion of subsequent bonuses determined, after the end of the fiscal year of the Company in which such termination occurs, by multiplying the amount of the most recent bonus established by the Board of Directors of the Company for Executive prior to such termination (if in cash, calculated according to the applicable formula approved by the Board, and if in equity, calculated by valuing the equity granted to Executive upon such date of termination) by a fraction, the numerator of which will be the number of days in which he was employed by the Company (or any of its subsidiaries) in such fiscal year, and the denominator of which shall be the number of days in such fiscal year. To the extent all or any portion of the Bonus is payable to the Executive pursuant to the preceding sentence, such amount shall be paid in accordance with paragraph 5. In the event the Executive's employment is terminated by the Company for Cause, then the Executive shall not be entitled to receive any bonuses hereunder with respect to any period subsequent to such termination, but shall receive any unpaid bonus with respect the period prior to such termination and shall not in any event have any obligation to refund or reimburse any bonus paid or granted to him prior to such termination.

          (c)  Options and Restricted Stock. Notwithstanding anything to the
               ----------------------------
contrary contained in any Option Agreement or Restricted Stock Purchase Agreement that the Executive may sign, upon any involuntary or involuntary termination of Executive's employment with the Company, including without limitation termination by the Company for Cause: (i) all unvested options to purchase shares of the capital stock of the Company then held by the Executive shall immediately and without further action on the part of the Executive or the Company become fully vested in the Executive, who may exercise them at any time or from time to time during the three months following the date of such termination; and (ii) repurchase rights with respect any shares of the capital stock of the Company then held by the Executive shall immediately and without further action on the part of the Executive or the Company expire on the date of such termination.

     12.  Proprietary Information. During the Employment Period and thereafter,
          -----------------------
the Executive shall not, without the prior written consent of the Board of Directors, disclose or use for any purpose (except in the course of his employment under this Agreement and in furtherance of the business of the Company or any of its affiliates or subsidiaries) any confidential information or proprietary data of the Company. As an express condition of the Executive's employment with the Company, the Executive agrees to execute confidentiality agreements as requested by the Company.

     13.  Non-Solicit. The Executive covenants and agrees with the Company that
          -----------
during his employment with the Company and for a period expiring one (1) year after the date of termination of such employment, he will not solicit any of the Company's then-current employees to terminate their employment with the Company or to become employed by any firm, company or other business enterprise with which the Executive may then be connected.

     14.  Right to Advice of Counsel. The Executive acknowledges that he has had
          --------------------------
the right to consult with counsel and is fully aware of his rights and obligations under this Agreement.

     15.  Successors. The Company will require any successor (whether direct or
          ----------
indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption agreement prior to the effectiveness of any such succession shall entitle the Executive to the benefits described in paragraphs 11(a)(i), 11(b) and 11(c) of this Agreement, subject to the terms and conditions therein.

     16.  Arbitration. Any dispute or controversy arising under or in connection
          -----------
with this Agreement shall be settled exclusively by arbitration in Irvine, California, in accordance with the rules of the American Arbitration Association then in effect by an arbitrator selected by both parties within 10 days after either party has notified the other in writing that it desires a dispute between them to be settled by arbitration. In the event the parties cannot agree on such arbitrator within such 10-day period, each party shall select an arbitrator and inform the other party in writing of such arbitrator's name and address within 5 days after the end of such 10-day period and the two arbitrators so selected shall select a third arbitrator within 15 days thereafter; provided, however, that in the event of a failure by either party to select an arbitrator and notify the other party of such selection within the time period provided above, the arbitrator selected by the other party shall be the sole arbitrator of the dispute. Each party shall pay its own expenses associated with such arbitration, including the expense of any arbitrator selected by such party and the Company will pay the expenses of the jointly selected arbitrator. The decision of the arbitrator or a majority of the panel of arbitrators shall be binding upon the parties and judgment in accordance with that decision may be entered in any court having jurisdiction thereover. Punitive damages shall not be awarded .

     17.  Absence of Conflict. The Executive represents and warrants that his
          -------------------
employment by the Company as described herein shall not conflict with and will not be constrained by any prior employment or consulting agreement or relationship.

     18.  Assignment. This Agreement and all rights under this Agreement shall
          ----------
be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees, successors and assigns. This Agreement is personal in nature, and neither of the parties to this Agreement shall, without the written consent of the other, assign or transfer this Agreement or any right or obligation under this Agreement to any other person or entity; except that the Company may assign this Agreement to any of its affiliates or wholly-owned subsidiaries, provided, that such assignment will
                                             --------
not relieve the Company of its obligations hereunder. If the Executive should die while any amounts are still payable to the Executive hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     19.  Notices. For purposes of this Agreement, notices and other
          -------
communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by United States certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to the Executive:

     Stephen A. Dukker
     c/o eMachines, Inc.
     14350 Myford Road, Suite 100
     Irvine, California  92606

     If to the Company:

     eMachines, Inc.
     14350 Myford Road, Suite 100
     Irvine, California  92606

     or to such other address or the attention of such other person as the recipient party has previously furnished to the other party in writing in accordance with this paragraph. Such notices or other communications shall be effective upon delivery or, if earlier, three days after they have been mailed as provided above.

     20.  Integration. This Agreement represents the entire agreement and
          -----------
understanding between the parties as to the subject matter hereof and supersedes all prior or contemporaneous agreements whether written or oral. No waiver, alteration, or modification of any of the provisions of this Agreement shall be binding unless in writing and signed by duly authorized representatives of the parties hereto.

     21.  Waiver. Failure or delay on the part of either party hereto to enforce
          ------
any right, power, or privilege hereunder shall not be deemed to constitute a waiver thereof. Additionally, a waiver by either party or a breach of any promise hereof by the other party shall not operate as or be construed to constitute a waiver of any subsequent waiver by such other party.

     22.  Severability. Whenever possible, each provision of this Agreement will
          ------------
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     23.  Headings. The headings of the paragraphs contained in this Agreement
          --------
are for reference purposes only and shall not in any way affect the meaning or interpretation of any provision of this Agreement.

     24.  Applicable Law. This Agreement shall be governed by and construed in
          --------------
accordance with the internal substantive laws, and not the choice of law rules, of the State of California.

     25.  Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, none of which need contain the signature of more than one party hereto, and each of which shall be deemed to be an original, and all of which together shall constitute a single agreement.

     IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

eMachines, Inc.



By: /s/ Steven H. Miller
    ___________________________________

Title: CFO
       ________________________________


Executive

/s/ Stephen A. Dukker
_______________________________________
Stephen A. Dukker

                                   EXHIBIT A
                                   ---------

                                       TO
                                       --

                   AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                   -----------------------------------------

THIS OPTION AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS OPTION HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

                                EMACHINES, INC.

                        OPTION TO PURCHASE COMMON STOCK
                        -------------------------------

                                                       Void after August _, 2009

     THIS CERTIFIES THAT, for value received, Stephen Dukker (the "Holder") is
                                                                   ------
entitled to subscribe for and purchase 227,897 shares (as such number of shares shall be adjusted pursuant to Section 3 hereof, thus adjusting the per share Exercise Price) of the fully paid and nonassessable Common Stock, $0.0000125 par value (the "Shares"), of eMachines, Inc., a Delaware corporation (the
            ------
"Company"), at the exercise price of $1.61 per share (the "Exercise Price"),
 -------                                                   --------------
subject to the provisions and upon the terms and conditions hereinafter set forth.

     1.   Method of Exercise; Payment.
          ---------------------------

          (a)  Cash Exercise. The purchase rights represented by this Option may
               -------------
be exercised by the Holder, in whole or in part, by the surrender of this Option (with the notice of exercise form attached hereto as Exhibit A duly executed) at
                                                     ---------
the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company or by wire transfer to an account designated by the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

          (b)  Net Issue Exercise. In lieu of exercising this Option, the Holder
               ------------------
may elect to receive Shares equal to the value of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

          X = Y (A-B)
              -------
                  A

Where X   =    the number of the Shares to be issued to the Holder.

      Y   =    the number of the Shares purchasable under this Option.

      A   =    the fair market value of one Share on the date of determination.

      B   =    the per share Exercise Price (as adjusted to the date of such calculation).


          (c)  Fair Market Value. For purposes of this Section 1, the per share
               -----------------
fair market value of the Shares shall mean:

               (i) If the Company's Common Stock is publicly traded, the per share fair market value of the Shares shall be the average of the closing prices of the Common Stock as quoted on the Nasdaq National Market or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid prices of the Common Stock as published in The Wall Street Journal, in each case for the fifteen trading
                -----------------------
days ending five trading days prior to the date of determination of fair market value ;

               (ii) If the Company's Common Stock is not so publicly traded, the per share fair market value of the Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length.

     (d)  Stock Certificates. In the event of any exercise of the rights
          ------------------
represented by this Option, certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time and, unless this Option has been fully exercised or has expired, a new Option representing the shares with respect to which this Option shall not have been exercised shall also be issued to the Holder within such time.

     2.   Stock Fully Paid; Reservation of Shares. All of the Shares issuable
          ---------------------------------------
upon the exercise of the rights represented by this Option will, upon issuance and receipt of the Exercise Price therefor, be fully paid and no nassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Option may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Option.

     3.   Adjustments. Subjet to te provisions of Section 11 hereof, the number
          -----------
and kind of securities purchasable upon the exercise of this Option and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurence of certain events, as follows:

          (a)  Reclassification. In the case of any reclassification or change
               ----------------
of securities of the class issuable upon exercise of this Option (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Option), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Option a new Option (in form and substance reasonably satisfactory to the holder of this Option), or the Company shall make appropriate provision without the issuance of a new Option, so that the holder of this Option shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Option, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Option, (i) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Common Stock then purchasable under this Option, or (ii) in the case of such a merger or sale in which the consideration paid consists all or in part of assets other than securities of the successor or purchasing corporation, at the option of the Holder of this Option, the securities of the successor or purchasing corporation having a value at the time of the transaction equivalent to the fair market value of the Common Stock at the time of the transaction. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

          (b)  Stock Splits, Dividends and Combinations. In the event that the
               ----------------------------------------
Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock the number of Shares issuable upon exercise of this Option immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock the number of Shares issuable upon exercise of this Option immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

     4.   Notice of Adjustments. Whenever the number of Shares purchasable
          ---------------------
hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of shares which may be purchased thereafter and the Exercise Price therefor after giving effect to such adjustment.

          (a)  Fractional Shares. This Option may not be exercised for
               -----------------
fractional shares. In lieu of fractional shares the Company shall make a cash payment therefor based upon the Exercise Price then in effect and the fair market value of the shares then obtaining (calculated in accordance with Section 1(c) hereof as if the shares were the Shares referred to in such Section).

     5.  Restrictive Legend.
         ------------------

     The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

     6.   Restrictions Upon Transfer and Removal of Legend.
          ------------------------------------------------
          (a) The Company need not register a transfer of this Option or Shares bearing the restrictive legend set forth in Section 5 hereof, unless the conditions specified in such legend are satisfied. The Company may also instruct its transfer agent not to register the transfer of the Shares, unless one of the conditions specified in the legend referred to in Section 5 hereof is satisfied.

          (b) Notwithstanding the provisions of paragraph (a) above, no opinion of counsel shall be necessary for a transfer without consideration by any holder
(i) if such holder is a partnership, to a partner or retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, or (ii) if such holder is a corporation, to a shareholder of such corporation, or to any other corporation under common control, direct or indirect, with such holder.

          (c) The holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any shares of Common Stock (or other securities) of the Company held by such holder during a period of time determined by the Company and its underwriters (not to exceed 180 days in the event of the Company's initial public offering and 90 days in the event of any other public offering) following the effective date of a registration statement of the Company filed under the Securities Act, as amended. The Company may impose stop-transfer instructions with respect to the Common Stock (or other securities) subject to the foregoing restriction until the end of said period.

     7.   Rights of Shareholders. No holder of this Option shall be entitled, as
          ----------------------
a Option holder, to vote or receive dividends or be deemed the holder of any Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Option, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Option shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. The holder of this Option will not be entitled to share in the assets of the Company in the event of a liquidation, dissolution or the winding up of the Company.

     8.   Notices.  All notices and other communications required or permitted
          -------
hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder's address as set forth on the books of the Company, and (ii) if to the Company, at the address of its principal corporate offices (attention: Steve Miller, CFO), with a copy to John
A. Fore, Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304 or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

     9.   Governing Law. This Option and all actions arising out of or in
          -------------
connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

     Issued this __ day of August, 1999.


                                    EMACHINES, INC.

                                    By:___________________________

                                    Title:________________________

                                   EXHIBIT A
                                   ---------

                               NOTICE OF EXERCISE
                               ------------------

TO:  eMachines, Inc.
     14350 Myford Road, Suite 100
     Irvine, California 92606
     Attention:  CFO

     1. The undersigned hereby elects to purchase __________ Shares of eMachines, Inc. pursuant to the terms of the attached Option.

     2.   Method of Exercise (Please initial the applicable blank):

          ___ The undersigned elects to exercise the attached Option by means of a cash payment, and tenders herewith or by concurrent wire transfer payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

          ___ The undersigned elects to exercise the attached Option by means of the net exercise provisions of Section 1(b) of the Option.

     3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

                       _________________________________
                                     (Name)

                       _________________________________

                       _________________________________
                                   (Address)



                                           _______________________________
                                                      (Signature)

                                           Title:_________________________


________________________________
(Date)